Exhibit 99.1

Tidewater Reports Third Quarter Results For Fiscal 2016

NEW ORLEANS, LA. February 2, 2016 — Tidewater Inc. (NYSE:TDW) announced today a third quarter net loss for the period ended December 31, 2015, of $19.5 million, or $0.42 per common share, on revenues of $218.2 million. For the same quarter last year, net loss was $160.7 million, or $3.31 per common share, on revenues of $387.6 million. The immediately preceding quarter ended September 30, 2015, had a net loss of $43.8 million, or $0.93 per common share, on revenues of $271.9 million.

Included in the net loss for the quarter ended December 31, 2015 were the following:

•	$15.1 million ($12.3 million after-tax, or $0.26 per share) in non-cash asset impairment charges that resulted from impairment reviews undertaken during the December 2015 quarter.
•

$4.1 million ($4.1 million after-tax, or $0.09 per share) of foreign exchange losses which is included in Equity in net earnings (losses) of unconsolidated companies and related to our Angola joint venture, Sonatide.

Income tax expense in each of the fiscal 2016 quarters largely reflect tax liabilities in certain jurisdictions that levy taxes on bases other than pre-tax profitability (so called “deemed profit” regimes.)

Included in the net loss for the prior fiscal year’s quarter ended December 31, 2014 was the following:

•

A $283.7 million ($214.9 million after-tax, or $4.43 per share) non-cash goodwill impairment charge that resulted from the Company’s annual goodwill impairment assessment performed during that quarter. The goodwill assessment took into account the significant reductions at that time in oil and natural gas prices and the corresponding expected reductions in levels of exploration and production spending by our customers globally and the expected future impact of such on our vessels’ average day rates and utilization.

Included in the net loss for the preceding quarter ended September 30, 2015 were the following:

•	$31.7 million ($31.6 million after-tax, or $0.67 per share) in non-cash asset impairment charges that resulted from impairment reviews undertaken during the September 2015 quarter.
•	A $7.6 million ($6.3 million after-tax, or $0.13 per share) restructuring charge related to severance and other termination costs resulting from right-sizing efforts during the September 2015 quarter.
•

$5.2 million ($5.2 million after-tax, or $0.11 per share) of foreign exchange losses which is included in Equity in net earnings (losses) of unconsolidated companies and related to our Angola joint venture, Sonatide.

As previously announced, Tidewater will hold a conference call to discuss December quarterly earnings on Wednesday, February 3, 2016, at 10:00 a.m. Central time. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-771-4371 if calling from the U.S. or Canada (1-847-585-4405 if calling from outside the U.S.) and ask for the “Tidewater” call just prior to the scheduled start. A replay of the conference call will be available beginning at 12:00 p.m. Central time on February 3, 2016, and will continue until 11:59 p.m. Central time on February 5, 2016. To hear the replay, call 1-888-843-7419 (1-630-652-3042 if calling from outside the U.S.). The conference call ID number is 41633331.

A simultaneous webcast of the conference call will be available online at the Tidewater Inc. website, (http://www.tdw.com). The online replay will be available until March 3, 2016.

The conference call will contain forward-looking statements in addition to statements of historical fact. The actual achievement of any forecasted results or the unfolding of future economic or business developments in a way anticipated or projected by the Company involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statements. Such risks and uncertainties include, among other things, risks associated with the general nature of the oilfield service industry and other factors discussed within the “Risk Factors” section of Tidewater’s recent Forms 10-Q and 10-K.

Tidewater is the leading provider of Offshore Service Vessels (OSVs) to the global energy industry.

Note: all per-share amounts are stated on a diluted basis.

CONTACT: Tidewater Inc., New Orleans

Joe Bennett, Executive Vice President and Chief Investor Relations Officer

504-566-4506

SOURCE: Tidewater Inc.

Financial information is displayed on the next page.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

(Unaudited)

(In thousands, except share and per share data)

	Quarter Ended December 31,		Nine Months Ended December 31,
	2015	2014	2015	2014
Revenues:
Vessel revenues	$212,908	378,126	775,352	1,150,588
Other operating revenues	5,283	9,428	19,536	20,167
	218,191	387,554	794,888	1,170,755
Costs and expenses:
Vessel operating costs	125,094	210,365	462,987	640,428
Costs of other operating revenues	3,778	8,395	15,624	19,616
General and administrative	35,598	46,642	116,837	144,464
Vessel operating leases	8,441	7,165	25,325	20,247
Depreciation and amortization	45,422	43,331	137,058	130,150
Gain on asset dispositions, net	(5,883)	(4,699)	(19,345)	(13,092)
Asset impairments	15,141	6,236	61,771	8,096
Goodwill impairment	—	283,699	—	283,699
Restructuring charge	—	—	7,586	—
	227,591	601,134	807,843	1,233,608
Operating loss	(9,400)	(213,580)	(12,955)	(62,853)
Other income (expenses):
Foreign exchange gain (loss)	(469)	4,334	(3,758)	8,453
Equity in net earnings (losses) of unconsolidated companies	(1,710)	—	(7,070)	9,104
Interest income and other, net	609	434	1,754	1,555
Interest and other debt costs, net	(13,312)	(12,239)	(39,741)	(37,927)
	(14,882)	(7,471)	(48,815)	(18,815)
Loss before income taxes	(24,282)	(221,051)	(61,770)	(81,668)
Income tax expense (benefit)	(4,679)	(60,070)	16,996	(25,211)
Net loss	$(19,603)	(160,981)	(78,766)	(56,457)
Less: Net losses attributable to noncontrolling interests	$(94)	(287)	(370)	(343)
Net loss attributable to Tidewater Inc.	$(19,509)	(160,694)	(78,396)	(56,114)
Basic loss per common share	$(0.42)	(3.31)	(1.67)	(1.14)
Diluted loss per common share	$(0.42)	(3.31)	(1.67)	(1.14)
Weighted average common shares outstanding	46,943,705	48,481,722	46,956,041	49,213,712
Dilutive effect of stock options and restricted stock	—	—	—	—
Adjusted weighted average common shares	46,943,705	48,481,722	46,956,041	49,213,712

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands, except share and par value data)

ASSETS	December 31, 2015	March 31, 2015
Current assets:
Cash and cash equivalents	$47,980	78,568
Trade and other receivables, net	261,209	303,096
Due from affiliate	336,474	420,365
Marine operating supplies	38,719	49,005
Other current assets	60,819	17,781
Total current assets	745,201	868,815
Investments in, at equity, and advances to unconsolidated companies	45,663	65,844
Properties and equipment:
Vessels and related equipment	4,681,306	4,717,132
Other properties and equipment	120,969	119,879
	4,802,275	4,837,011
Less accumulated depreciation and amortization	1,194,974	1,090,704
Net properties and equipment	3,607,301	3,746,307
Other assets	82,350	75,196
Total assets	$4,480,515	4,756,162

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$61,019	54,011
Accrued expenses	96,604	146,255
Due to affiliate	169,943	185,657
Accrued property and liability losses	3,443	3,669
Current portion of long-term debt	9,810	10,181
Other current liabilities	66,253	82,461
Total current liabilities	407,072	482,234
Long-term debt	1,441,924	1,524,295
Deferred income taxes	35,600	23,276
Accrued property and liability losses	9,748	10,534
Other liabilities and deferred credits	210,239	235,108

Commitments and Contingencies

Equity:
Common stock of $0.10 par value, 125,000,000 shares authorized, issued 46,969,590 shares at December 31, 2015 and 47,029,359 shares at March 31, 2015	4,697	4,703
Additional paid-in capital	168,753	159,940
Retained earnings	2,216,862	2,330,223
Accumulated other comprehensive loss	(20,237)	(20,378)
Total stockholders’ equity	2,370,075	2,474,488
Noncontrolling Interests	5,857	6,227
Total equity	2,375,932	2,480,715
Total liabilities and equity	$4,480,515	4,756,162

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(Unaudited)

(In thousands)

	Quarter Ended December 31,		Nine Months Ended December 31,
	2015	2014	2015	2014
Net loss	$(19,603)	(160,981)	(78,766)	(56,457)
Other comprehensive income (loss):
Unrealized gains (losses) on available for sale securities, net of tax of $0, $(29), $0 and $43	212	(54)	(467)	79
Amortization of loss on derivative contract, net of tax of $0, $62, $0 and $188	180	116	538	349
Change in other benefit plan minimum liability, net of tax of $0, $0, $0 and $70	—	—	70	131
Total comprehensive loss	$(19,211)	(160,919)	(78,625)	(55,898)

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(In thousands)

	Nine Months Ended December 31,
	2015	2014
Operating activities:
Net loss	$(78,766)	(56,457)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	137,058	130,150
Provision (benefit) for deferred income taxes	192	(77,278)
Gain on asset dispositions, net	(19,345)	(13,092)
Asset impairments	61,771	8,096
Goodwill impairment	—	283,699
Equity in earnings (losses) of unconsolidated companies, less dividends	22,087	(1,550)
Compensation expense—stock-based	9,960	16,395
Changes in assets and liabilities, net:
Trade and other receivables	38,726	(48,876)
Changes in due to/from affiliate, net	68,177	78,881
Marine operating supplies	9,786	1,243
Other current assets	1,711	3,090
Accounts payable	6,862	(29,052)
Accrued expenses	(51,068)	(6,856)
Accrued property and liability losses	(226)	(366)
Other current liabilities	(17,239)	(437)
Other liabilities and deferred credits	2,406	(3,025)
Other, net	(699)	(9,006)
Net cash provided by operating activities	191,393	275,559
Cash flows from investing activities:
Proceeds from sales of assets	8,428	5,160
Proceeds from sale/leaseback of assets	—	110,694
Additions to properties and equipment	(152,225)	(231,685)
Refunds from cancelled vessel construction contracts	36,190	—
Other	(210)	127
Net cash used in investing activities	(107,817)	(115,704)
Cash flows from financing activities:
Principal payment on long-term debt	(109,163)	(27,206)
Debt borrowings	31,338	20,000
Proceeds from exercise of stock options	—	1,025
Cash dividends	(35,378)	(36,997)
Repurchases of common stock	—	(99,999)
Other	(961)	351
Net cash used in financing activities	(114,164)	(142,826)
Net change in cash and cash equivalents	(30,588)	17,029
Cash and cash equivalents at beginning of period	78,568	60,359
Cash and cash equivalents at end of period	$47,980	77,388
Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest, net of amounts capitalized	$47,608	48,046
Income taxes	$38,208	57,987
Supplemental disclosure of non-cash investing activities:
Additions to properties and equipment	$146	3,386

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(Unaudited)

(In thousands)

	Common stock	Additional paid-in capital	Retained earnings	Accumulated other comprehensive loss	Non controlling interest	Total
Balance at March 31, 2015	$4,703	159,940	2,330,223	(20,378)	6,227	2,480,715
Total comprehensive loss	—	—	(78,396)	141	(370)	(78,625)
Stock option expense	—	609	—	—	—	609
Cash dividends declared ($.75 per share)	—	—	(34,965)	—	—	(34,965)
Amortization of restricted stock units	1	7,843	—	—	—	7,844
Amortization/cancellation of restricted stock	(7)	361	—	—	—	354
Balance at December 31, 2015	$4,697	168,753	2,216,862	(20,237)	5,857	2,375,932

Balance at March 31, 2014	$4,973	142,381	2,544,255	(12,225)	5,987	2,685,371
Total comprehensive loss	—	—	(56,114)	559	(343)	(55,898)
Exercise of stock options	3	1,022	—	—	—	1,025
Cash dividends declared ($.75 per share)	—	—	(37,229)	—	—	(37,229)
Retirement of common stock	(284)	—	(99,715)	—	—	(99,999)
Amortization of restricted stock units	1	12,495	—	—	—	12,496
Amortization/cancellation of restricted stock	(4)	2,603	—	—	—	2,599
Cash received from noncontrolling interests	—	—	—	—	450	450
Cash paid to noncontrolling interests	—	—	—	—	(50)	(50)
Balance at December 31, 2014	$4,689	158,501	2,351,197	(11,666)	6,044	2,508,765

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues for the quarters and the nine-month periods ended December 31, 2015 and 2014 and for the quarter ended September 30, 2015, were as follows:

	Quarter Ended December 31,				Nine Months Ended December 31,				Quarter Ended September 30,
(In thousands)	2015	%	2014	%	2015	%	2014	%	2015	%
Vessel revenues:
Americas	$75,963	36%	134,554	36%	279,345	36%	388,550	34%	89,210	34%
Asia/Pacific	19,144	9%	35,046	9%	79,254	10%	121,284	10%	32,173	12%
Middle East/North Africa	40,184	19%	55,925	15%	132,786	17%	160,301	14%	45,336	17%
Sub-Saharan Africa/ Europe	77,617	36%	152,601	40%	283,967	37%	480,453	42%	97,412	37%
Total vessel revenues	$212,908	100%	378,126	100%	775,352	100%	1,150,588	100%	264,131	100%
Vessel operating costs:
Crew costs	$71,270	33%	104,167	28%	247,670	32%	330,086	29%	84,112	32%
Repair and maintenance	14,811	7%	46,418	12%	80,593	10%	133,481	12%	28,528	11%
Insurance and loss reserves	1,689	1%	3,093	1%	9,815	1%	10,470	1%	2,751	1%
Fuel, lube and supplies	16,369	8%	24,710	7%	51,626	7%	69,900	6%	17,147	6%
Other	20,955	10%	31,977	8%	73,283	10%	96,491	8%	26,074	10%
Total vessel operating costs	125,094	59%	210,365	56%	462,987	60%	640,428	56%	158,612	60%
Vessel operating margin (A)	$87,814	41%	167,761	44%	312,365	40%	510,160	44%	105,519	40%

Note (A): The following table reconciles vessel operating margin as presented above to operating profit for the quarters and the nine-month periods ended December 31, 2015 and 2014 and for the quarter ended September 30, 2015:

	Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended September 30,
(In thousands)	2015	2014	2015	2014	2015
Vessel operating margin	$87,814	167,761	312,365	510,160	105,519
General and administrative expenses - vessel operations	(27,686)	(36,024)	(88,994)	(110,305)	(28,508)
Vessel operating leases	(8,441)	(7,165)	(25,325)	(20,247)	(8,441)
Depreciation and amortization - vessel operations	(42,424)	(41,639)	(128,001)	(125,038)	(42,828)
Vessel operating profit	$9,263	82,933	70,045	254,570	25,742

The company’s other operating loss for the quarters and the nine-month periods ended December 31, 2015 and 2014 and for the quarter ended September 30, 2015, consists of the following:

	Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended September 30,
(In thousands)	2015	2014	2015	2014	2015
Other operating revenues	$5,283	9,428	19,536	20,167	7,792
Costs of other marine revenues	(3,778)	(8,395)	(15,624)	(19,616)	(6,102)
General and administrative expenses - other operating activities	(762)	(1,207)	(2,747)	(3,473)	(846)
Depreciation and amortization - other operating activities	(1,369)	(858)	(4,285)	(2,626)	(1,502)
Other operating loss	$(626)	(1,032)	(3,120)	(5,548)	(658)

The company’s operating loss and other components of loss before income taxes, and its related percentage of total revenues for the quarters and nine-month periods ended December 31, 2015 and 2014 and for the quarter ended September 30, 2015, were as follows:

	Quarter Ended December 31,				Nine Months Ended December 31,				Quarter Ended September 30,
(In thousands)	2015	%	2014	%	2015	%	2014	%	2015	%
Vessel operating profit (loss):
Americas (B)	$9,289	4%	33,784	8%	41,940	5%	100,770	8%	8,812	3%
Asia/Pacific (B)	(3,796)	(2%)	2,621	1%	4,122	1%	9,064	1%	6,168	2%
Middle East/North Africa	5,849	3%	12,408	3%	21,524	3%	31,568	3%	7,515	3%
Sub-Saharan Africa/Europe	(2,079)	(1%)	34,120	9%	2,459	<1%	113,168	10%	3,247	1%
	9,263	4%	82,933	21%	70,045	9%	254,570	22%	25,742	9%
Other operating loss	(626)	(<1%)	(1,032)	(<1%)	(3,120)	(<1%)	(5,548)	(<1%)	(658)	(<1%)
	8,637	4%	81,901	21%	66,925	9%	249,022	22%	25,084	9%

Corporate general and administrative expenses	(7,150)	(3%)	(9,411)	(3%)	(25,096)	(3%)	(30,686)	(3%)	(7,932)	(3%)
Corporate depreciation	(1,629)	(1%)	(834)	(<1%)	(4,772)	(1%)	(2,486)	(<1%)	(1,649)	(<1%)
Corporate expenses	(8,779)	(4%)	(10,245)	(3%)	(29,868)	(4%)	(33,172)	(3%)	(9,581)	(3%)

Gain on asset dispositions, net	5,883	2%	4,699	1%	19,345	2%	13,092	1%	6,111	2%
Asset impairments	(15,141)	(6%)	(6,236)	(1%)	(61,771)	(7%)	(8,096)	(1%)	(31,672)	(11%)
Goodwill impairment	—	—	(283,699)	(73%)	—	—	(283,699)	(24%)	—	—
Restructuring charge	—	—	—	—	(7,586)	(1%)	—	—	(7,586)	(3%)
Operating loss	$(9,400)	(4%)	(213,580)	(55%)	(12,955)	(1%)	(62,853)	(5%)	(17,644)	(6%)
Foreign exchange gain (loss)	(469)	(<1%)	4,334	1%	(3,758)	(1%)	8,453	1%	844	<1%
Equity in net earnings (losses) of unconsolidated companies	(1,710)	(1%)	—	—	(7,070)	(1%)	9,104	1%	(2,919)	(1%)
Interest income and other, net	609	<1%	434	<1%	1,754	<1%	1,555	<1%	355	<1%
Interest and other debt costs, net	(13,312)	(6%)	(12,239)	(3%)	(39,741)	(5%)	(37,927)	(3%)	(13,247)	(5%)
Loss before income taxes	$(24,282)	(11%)	(221,051)	(57%)	(61,770)	(8%)	(81,668)	(7%)	(32,611)	(12%)

Note (B): Nine months ended December 31, 2015 figures exclude restructuring charges of $3.6 million and $4.0 million related to our Americas and Asia/Pacific segments, respectively, which were incurred during the quarter ended September 30, 2015.

The company’s revenues, day-based vessel utilization percentages and average day rates by vessel class and in total for the quarters and the nine-month periods ended December 31, 2015 and 2014 and for the quarter ended September 30, 2015, were as follows:

	Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended September 30,
	2015	2014	2015	2014	2015
REVENUE BY VESSEL CLASS (In thousands):
Americas fleet:
Deepwater	$49,792	94,298	191,720	267,983	61,776
Towing-supply	22,254	33,607	75,890	97,511	24,121
Other	3,917	6,649	11,735	23,056	3,313
Total	$75,963	134,554	279,345	388,550	89,210
Asia/Pacific fleet:
Deepwater	$13,267	20,575	56,535	72,492	23,435
Towing-supply	5,877	13,487	22,719	45,862	8,738
Other	—	984	—	2,930	—
Total	$19,144	35,046	79,254	121,284	32,173
Middle East/North Africa fleet:
Deepwater	$17,690	25,615	58,845	64,336	20,769
Towing-supply	21,795	29,441	71,898	93,435	23,914
Other	699	869	2,043	2,530	653
Total	$40,184	55,925	132,786	160,301	45,336
Sub-Saharan Africa/Europe fleet:
Deepwater	$30,361	81,129	124,282	262,013	39,955
Towing-supply	35,186	52,532	118,490	162,585	42,106
Other	12,070	18,940	41,195	55,855	15,351
Total	$77,617	152,601	283,967	480,453	97,412
Worldwide fleet:
Deepwater	$111,110	221,617	431,382	666,824	145,935
Towing-supply	85,112	129,067	288,997	399,393	98,879
Other	16,686	27,442	54,973	84,371	19,317
Total	$212,908	378,126	775,352	1,150,588	264,131
UTILIZATION:
Americas fleet:
Deepwater	53.6%	87.3	66.5	89.3	65.1
Towing-supply	48.9	74.5	56.7	69.1	56.5
Other	60.4	56.7	50.7	67.7	47.8
Total	52.7%	77.2	60.7	77.7	59.7
Asia/Pacific fleet:
Deepwater	40.6%	66.9	48.4	73.3	59.9
Towing-supply	62.6	76.6	71.7	86.9	79.7
Other	—	100.0	—	100.0	—
Total	51.0%	73.9	59.0	82.3	68.3
Middle East/North Africa fleet:
Deepwater	65.4%	89.3	69.8	80.8	73.7
Towing-supply	66.9	79.6	72.7	81.4	74.9
Other	100.0	100.0	97.2	97.3	91.9
Total	67.8%	83.2	72.9	81.9	75.2
Sub-Saharan Africa/Europe fleet:
Deepwater	50.6%	85.7	58.7	85.8	57.2
Towing-supply	58.5	78.8	63.0	77.5	63.9
Other	71.5	73.3	71.6	74.2	73.5
Total	60.4%	78.7	64.6	78.7	65.1
Worldwide fleet:
Deepwater	52.5%	84.9	62.0	85.2	63.0
Towing-supply	58.9	77.7	65.1	77.5	67.0
Other	69.1	71.0	67.0	73.9	67.9
Total	58.4%	78.6	64.3	79.2	65.7

	Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended September 30,
	2015	2014	2015	2014	2015
AVERAGE VESSEL DAY RATES:
Americas fleet:
Deepwater	$25,584	32,612	26,984	31,686	26,254
Towing-supply	17,071	16,890	16,797	16,932	16,003
Other	7,050	9,314	7,762	8,772	7,461
Total	$19,962	24,048	21,268	23,067	20,725
Asia/Pacific fleet:
Deepwater	$27,345	35,821	33,858	39,250	34,487
Towing-supply	6,379	13,664	7,593	13,701	7,907
Other	—	10,692	—	10,653	—
Total	$13,611	21,195	17,000	22,176	18,028
Middle East/North Africa fleet:
Deepwater	$20,995	24,586	21,500	24,257	20,738
Towing-supply	11,430	12,870	11,599	13,438	11,200
Other	3,800	4,723	3,779	4,727	3,737
Total	$13,699	15,918	14,013	15,808	13,692
Sub-Saharan Africa/Europe fleet:
Deepwater	$18,355	28,675	21,462	30,020	20,876
Towing-supply	15,565	16,859	16,225	16,879	17,009
Other	4,764	5,976	5,241	5,819	5,731
Total	$12,037	16,743	13,552	17,184	13,782
Worldwide fleet:
Deepwater	$22,546	30,205	24,932	30,751	24,535
Towing-supply	13,315	15,401	13,754	15,546	13,689
Other	5,098	6,598	5,546	6,472	5,858
Total	$14,589	19,024	16,077	19,045	16,039

The company’s average number of vessels by class and geographic distribution for the quarters and the nine-month periods ended December 31, 2015 and 2014 and for the quarter ended September 30, 2015:

	Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended September 30,
	2015	2014	2015	2014	2015
Americas fleet:
Deepwater	40	36	39	34	40
Towing-supply	29	29	29	30	29
Other	10	14	11	14	10
Total	79	79	79	78	79
Less stacked vessels	18	9	15	8	14
Active vessels	61	70	64	70	65
Asia/Pacific fleet:
Deepwater	13	9	13	9	12
Towing-supply	16	14	15	14	15
Other	1	1	1	1	1
Total	30	24	29	24	28
Less stacked vessels	12	—	7	—	7
Active vessels	18	24	22	24	21
Middle East/North Africa fleet:
Deepwater	14	13	14	12	15
Towing-supply	31	31	31	31	31
Other	2	2	2	2	2
Total	47	46	47	45	48
Less stacked vessels	5	—	4	—	4
Active vessels	42	46	43	45	44
Sub-Saharan Africa/Europe fleet:
Deepwater	36	36	36	37	36
Towing-supply	42	43	42	45	42
Other	38	47	40	47	40
Total	116	126	118	129	118
Less stacked vessels	22	7	17	6	19
Active vessels	94	119	101	123	99
Active owned or chartered vessels	215	259	230	262	229
Stacked vessels	57	16	43	14	44
Total owned or chartered vessels	272	275	273	276	273
Joint-venture and other	9	10	9	11	9
Total	281	285	282	287	282

Note (C): Included in total owned or chartered vessels at December 31, 2015 and 2014 and at September 30, 2015, were 70, 16 and 51 vessels, respectively, that were stacked by the company. These vessels were considered to be in service and are included in the calculation of the company’s utilization statistics.

The table below summarizes the various commitments to acquire and construct new vessels, by vessel type, as of December 31, 2015:

(In thousands)	Number of Vessels	Shipyard Location	Delivery Dates	Total Cost	Amount Invested 12/31/15	Remaining Balance 12/31/15
Towing-supply:
7,145 BHP Towing-supply	1	International	1/2016	$16,280	13,580	2,700
Deepwater
261-foot PSV	2	International	4/2016, 5/2016
275-foot PSV	1	International	1/2016
292-foot PSV	1	International	9/2016
300-foot PSV	2	United States	1/2017, 5/2017
310-foot PSV	2	United States	1/2016, 4/2016
Total Deepwater PSVs	8			335,746	231,256	104,490
Total vessel commitments	9			$352,026	244,836	107,190

Note (D): Six additional option vessels and a fast supply boat are not included in the table above. The company is entitled to receive a refund of prior shipyard payments totaling approximately $43 million (of which $12 million was received in January 2016) which would offset the remaining balance of vessel commitments.

The table below summarizes by vessel class and vessel type the number of vessels expected to be delivered by quarter along with the expected cash outlay (in thousands) of the various remaining shipbuilding commitments:

	Quarter Period Ended
Vessel class and type	03/16	06/16	09/16	12/16	03/17	06/17
Deepwater PSVs	2	3	1	—	1	1
Towing-supply vessels	1	—	—	—	—	—
Totals	3	3	1	—	1	1
(In thousands)
Expected quarterly cash outlay	$39,676	13,643	40,358	2,310	6,313	4,890